                            SUPPLEMENT TO PROSPECTUS
                          FOR SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                                DATED MAY 1, 1999

INFORMATION REGARDING THE ULTIMATE PARENT COMPANY OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

     The second paragraph under "Manufacturers Life of America" is amended and restated as follows:

"On January 20, 1998, the Board of Directors of The Manufacturers Life Insurance Company ("Manufacturers Life"), the ultimate parent company of Manufacturers Life of America, announced that it had asked the management of Manufacturers Life to prepare a plan for conversion of Manufacturers Life from a mutual life insurance company to a publicly traded, shareholder-owned company. On May 19, 1999 this plan was approved by the Board of Directors of Manufacturers Life and on July 29, 1999, Manufacturers Life's eligible policyholders voted in favor of demutualization. Provided that all necessary regulatory approvals are obtained, Manufacturers Life expects that demutualization will take place in Autumn, 1999."

                         SUPPLEMENT DATED JULY 30, 1999

VUL99.SUPP799
NEWSVUL.SUPP799